EXHIBIT 24

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, M. DOUGLAS INVESTER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: Deferred Compensation Plan for Non-Employee Director Compensation (As Amended and Restated Effective April 1, 1994), Supplemental Matched Employee Savings and Investment Plan, and Savings and Investment Plan for Certain Bargaining Employees, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1995.

                              M. DOUGLAS IVESTER
                              ------------------------------------
                              M. Douglas Ivester, Director,
                              Coca-Cola Enterprises Inc.

                         POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that I, HENRY A. SCHIMBERG, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the Company: Deferred Compensation Plan for Non-Employee Director Compensation (As Amended and Restated Effective April 1, 1994), Supplemental Matched Employee Savings and Investment Plan, and Savings and Investment Plan for Certain Bargaining Employees, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1995.

                                HENRY A. SCHIMBERG
                              ------------------------------------
                              Henry A. Schimberg, Director,
                              Coca-Cola Enterprises Inc.

                           POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: Deferred Compensation Plan for Non-Employee Director Compensation (As Amended and Restated Effective April 1, 1994), Supplemental Matched Employee Savings and Investment Plan, and Savings and Investment Plan for Certain Bargaining Employees, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1995.

                                HOWARD G. BUFFETT
                              ------------------------------------
                              Howard G. Buffett, Director,
                              Coca-Cola Enterprises Inc.

                          POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the Company: Deferred Compensation Plan for Non-Employee Director Compensation (As Amended and Restated Effective April 1, 1994), Supplemental Matched Employee Savings and Investment Plan, and Savings and Investment Plan for Certain Bargaining Employees, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1995.

                                JOHN L. CLENDENIN
                              ------------------------------------
                              John L. Clendenin, Director,
                              Coca-Cola Enterprises Inc.

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: Deferred Compensation Plan for Non-Employee Director Compensation (As Amended and Restated Effective April 1, 1994), Supplemental Matched Employee Savings and Investment Plan, and Savings and Investment Plan for Certain Bargaining Employees, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1995.

                                JOHNNETTA B. COLE
                              ------------------------------------
                              Johnnetta B. Cole, Director,
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: Deferred Compensation Plan for Non-Employee Director Compensation (As Amended and Restated Effective April 1, 1994), Supplemental Matched Employee Savings and Investment Plan, and Savings and Investment Plan for Certain Bargaining Employees, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1995.

                                CLAUS M. HALLE
                              ------------------------------------
                              Claus M. Halle, Director,
                              Coca-Cola Enterprises Inc.

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: Deferred Compensation Plan for Non-Employee Director Compensation (As Amended and Restated Effective April 1, 1994), Supplemental Matched Employee Savings and Investment Plan, and Savings and Investment Plan for Certain Bargaining Employees, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1995.

                                L. PHILLIP HUMANN
                              ------------------------------------
                              L. Phillip Humann, Director,
                              Coca-Cola Enterprises Inc.

                            POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, E. NEVILLE ISDELL, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: Deferred Compensation Plan for Non-Employee Director Compensation (As Amended and Restated Effective April 1, 1994), Supplemental Matched Employee Savings and Investment Plan, and Savings and Investment Plan for Certain Bargaining Employees, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1995.

                                E. NEVILLE ISDELL
                              ------------------------------------
                              E. Neville Isdell, Director,
                              Coca-Cola Enterprises Inc.

                            POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: Deferred Compensation Plan for Non-Employee Director Compensation (As Amended and Restated Effective April 1, 1994), Supplemental Matched Employee Savings and Investment Plan, and Savings and Investment Plan for Certain Bargaining Employees, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1995.

                                JOHN E. JACOB
                              ------------------------------------
                              John E. Jacob, Director,
                              Coca-Cola Enterprises Inc.

                          POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the
Company: Deferred Compensation Plan for Non-Employee Director Compensation (As Amended and Restated Effective April 1, 1994), Supplemental Matched Employee Savings and Investment Plan, and Savings and Investment Plan for Certain Bargaining Employees, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1995.

                                ROBERT A. KELLER
                              ------------------------------------
                              Robert A. Keller, Director,
                              Coca-Cola Enterprises Inc.

                           POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, SCOTT L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the Company: Deferred Compensation Plan for Non-Employee Director Compensation (As Amended and Restated Effective April 1, 1994), Supplemental Matched Employee Savings and Investment Plan, and Savings and Investment Plan for Certain Bargaining Employees, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1995.

                                SCOTT L. PROBASCO, JR.
                              ------------------------------------
                              Scott L. Probasco, Jr., Director,
                              Coca-Cola Enterprises Inc.

                            POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, FRANCIS A. TARKENTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and amendments to registration statements on Form S-8, in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans of the Company: Deferred Compensation Plan for Non-Employee Director Compensation (As Amended and Restated Effective April 1, 1994), Supplemental Matched Employee Savings and Investment Plan, and Savings and Investment Plan for Certain Bargaining Employees, or any amendment or supplement thereto, and causing such plans or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.
          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1995.

                                FRANCIS A. TARKENTON
                              ------------------------------------
                              Francis A. Tarkenton, Director,
                              Coca-Cola Enterprises Inc.

                                CERTIFICATE

     The undersigned, Liston Bishop, hereby certifies that he is an Assistant Secretary of Coca-Cola Enterprises Inc., a Delaware corporation (the "Company"), that the following constitutes a true and correct copy of resolutions adopted by the Board of Directors of the Company at a regular meeting held December 19, 1995, and that such resolutions have not been amended, modified or rescinded and are in full force and effect as of the date hereof:

    RESOLVED, that the Company be, and it hereby is, authorized to file with the Securities and Exchange Commission registration statements, including any exhibits thereto and any amendments and supplements thereto, on any appropriate form authorized by the Securities and Exchange Commission under the Securities Act of 1933, as amended, providing for registration of 500,000 shares of the Company's common stock issuable under the Company's Supplemental Matched Employee Savings and Investment Plan (as amended and restated July 1, 1992), 25,000 shares under the Savings and Investment Plan for Certain Bargaining Employees, and 4,418 shares under the Deferred Compensation Plan for Non-Employee Director Compensation (collectively, the
"Benefit Plan Shares"); and

     FURTHER RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized, in the name and on behalf of the Company, to execute and deliver a power of attorney appointing the directors and officers of the Company, or any of them, to act as attorneys in fact for the Company for the purpose of executing and filing with the Securities and Exchange Commission any such registration statement, or any amendment or supplement, thereto, or any document deemed appropriate by any such officer in connection therewith; and

     FURTHER RESOLVED, that Lowry F. Kline be, and he hereby is, designated and appointed as the agent for service of the Company in all matters related to such registrations statements; and

     FURTHER RESOLVED, that the Company may execute and deliver to the New York Stock Exchange, Inc. or any other appropriate exchange, any application, including any amendment or supplement thereto, for the listing of the Benefit Plan Shares upon issuance, and may appoint a listing agent or listing agents to represent the Company for such purpose and to execute, in the name and on behalf of the Company, any other agreement or instrument that may be necessary or appropriate to accomplish such listing; and

     FURTHER RESOLVED, that the Company be, and it hereby is, authorized to effect or maintain the registration or qualification (or exemption therefrom) of all or any part of the Benefit Plan Shares for offer or sale under the securities laws of any of the states or jurisdictions of the United States of America or under the applicable laws or regulations of any country or political subdivision thereof; and

     FURTHER RESOLVED, that any officer of the Company, or such other person or persons as the Chief Executive officer or his designee may appoint, be, and each of them hereby is, authorized to execute, in the name and on behalf of the Company and under its corporate seal or otherwise, deliver and file any agreement, instrument, certificate or any other document, or any amendment or supplement thereto, and to take any other action that such person may deem appropriate to carry out the intent and purpose of the preceding resolutions and to effect the transactions contemplated thereby.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal of the Company this 21st day of December, 1995.

                                   LISTON BISHOP
                                   ----------------------
                                   Liston Bishop
                                   Assistant Secretary
(SEAL)